Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND

OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Madison Technologies Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2023 as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas Amon, Chief Executive Officer of the Company and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas Amon
Thomas Amon
Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)
May 20, 2024